EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
FOURTH QUARTER AND YEAR END 2018 RESULTS
Actual RevPAR for All Hotels Increased 9.0% in the 4th Quarter
Comparable RevPAR for All Hotels Not Under Renovation Increased 7.0% in the 4th Quarter
Entered into an Enhanced Return Funding Program with Ashford Inc.
Completed Acquisition of the Ritz-Carlton Lake Tahoe
Completed Refinancing of 2-Hotel Portfolio

DALLAS - February 27, 2019 - Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported the following results and performance measures for the fourth quarter and full year ended December 31, 2018. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of December 31, 2018 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the fourth quarter ended December 31, 2018, with the fourth quarter ended December 31, 2017 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Focused strategy of investing in luxury hotels and resorts

•	Targets conservative leverage levels of 45% Net Debt to Gross Assets

•	Highly-aligned management team and advisory structure

•	Dividend yield of approximately 5.1%

FINANCIAL AND OPERATING HIGHLIGHTS

•
Net loss attributable to common stockholders for the quarter was $14.4 million or $0.44 per diluted share. For the full year of 2018, net loss attributable to common stockholders was $5.9 million or $0.19 per diluted share.

•	Actual RevPAR for all hotels increased 9.0% to $203.51 during the quarter

•	Comparable RevPAR for all hotels increased 3.2% to $203.51 during the quarter

•	Comparable RevPAR for all hotels not under renovation increased 7.0% to $224.16 during the quarter

•	Comparable Hotel EBITDA for all hotels not under renovation increased 13.4% during the quarter

•	Adjusted funds from operations (AFFO) was $0.15 per diluted share for the quarter

•	AFFO was $1.55 per diluted share for the full year

BHR Reports Fourth Quarter Results

February 27, 2019

•	Adjusted EBITDAre was $20.3 million for the quarter

•	Adjusted EBITDAre was $119.3 million of the full year reflecting an increase of 7.3% over the prior year

•	Comparable Hotel EBITDA margin for all hotels not under renovation increased 237 basis points during the quarter

•	During the quarter, the Company completed a $40.0 million offering of its 8.25% Series D Preferred Stock

•	Subsequent to quarter end, the Company entered into a new Enhanced Return Funding Program agreement with Ashford Inc.

•	Subsequent to quarter end, the Company completed the acquisition of the 170-room Ritz-Carlton Lake Tahoe in Truckee, California for $103.3 million

•	Subsequent to quarter end, the Company refinanced a mortgage loan on 2 hotels

•	Capex invested during the quarter was $26.0 million, bringing the total capex invested for the full year to $77.6 million

UPDATE ON BUSINESS INTERRUPTION INCOME
During 2018, the Company recognized $13.5 million of business interruption (“BI”) income for the Ritz-Carlton St. Thomas related to lost profits for the period of December 2017 through November 2018 due to the impact of Hurricane Irma. While the Company did not recognize BI income for the Ritz-Carlton St. Thomas during the fourth quarter of 2018, the Company expects BI income to resume in the first quarter of 2019.

The Company will continue to work with its insurers on the claims at the Ritz-Carlton St. Thomas and expects to continue to receive additional BI income through at least the reopening of the property which is scheduled for October 2019.

ENHANCED RETURN FUNDING PROGRAM
On January 17, 2019, the Company announced that it had entered into an Enhanced Return Funding Program (“ERFP”) with Ashford Inc. (NYSE American: AINC). Subject to the terms of the two-year programmatic agreement, Ashford Inc. has committed to effectively fund amounts equal to 10% of the purchase price of future Braemar hotel acquisitions, up to an amount of $50 million in aggregate funding. The Program has the potential to be upsized to $100 million based upon mutual agreement. To the extent that Braemar pursues future acquisitions, the Company believes the ERFP will result in a competitive advantage when bidding for up to $400 million of additional acquisitions. The ERFP should result in enhanced returns for Braemar's shareholders by effectively reducing the total purchase price and total amount of equity required for investment purposes.

RITZ-CARLTON LAKE TAHOE ACQUISITION
On January 15, 2019, the Company completed the acquisition of the 170-room Ritz-Carlton Lake Tahoe in Truckee, California for a total consideration of $120 million consisting of $103.3 million for the hotel, $8.4 million for the 3.4-acre undeveloped land parcel, and $8.3 million for capital reserves.

The purchase of the Ritz-Carlton Lake Tahoe is the Company’s first hotel acquisition to benefit from the ERFP. In connection with this acquisition and subject to the terms of the ERFP, Ashford Inc. has committed to provide Braemar with approximately $10.3 million of cash via the future purchase of hotel furniture, fixtures, and equipment at Braemar properties. Concurrent with the completion of the acquisition, the Company also entered into a $54 million non-recourse mortgage loan. The loan is interest-only, has a five-year term, and bears interest at LIBOR + 2.10%. The hotel will continue to be managed by Ritz-Carlton.

BHR Reports Fourth Quarter Results

February 27, 2019

CAPITAL STRUCTURE
At December 31, 2018, the Company had total assets of $1.6 billion. As of December 31, 2018, the Company had $993 million of mortgage loans of which $47 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined mortgage loans had a blended average interest rate of 5.0%. Taking into account the refinancing that occurred subsequent to year-end along with the new financing on the Ritz-Carlton Lake Tahoe, the Company’s current blended average interest rate is approximately 4.8%.

On November 13, 2018, the Company announced that it had completed its underwritten public offering of 1,600,000 shares of 8.25% Series D Cumulative Preferred Stock at $25.00 per share for net proceeds of approximately $38.7 million. Dividends on the Series D Preferred Stock will accrue at a rate of 8.25% per annum on the liquidation preference of $25.00 per share.

Subsequent to quarter end, on January 22, 2019, the Company announced that it had refinanced its Aareal Capital mortgage loan with an existing outstanding balance totaling approximately $187 million and a final maturity date in November 2021. The new loan totals $195 million and has a five-year term. The loan is interest only and provides for a floating interest rate of LIBOR + 1.70%. The loan remains secured by the same two hotels: the Capital Hilton in Washington, D.C. and Hilton La Jolla Torrey Pines in La Jolla, CA. Braemar has a 75% ownership interest in the properties.

PORTFOLIO REVPAR
As of December 31, 2018, the portfolio consisted of twelve properties. During the fourth quarter of 2018, eight of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 12 hotels) and comparable not under renovation basis (8 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR increased 3.2% to $203.51 for all hotels on a 5.5% increase in ADR and a 2.2% decrease in occupancy

•	Comparable RevPAR increased 7.0% to $224.16 for hotels not under renovation on a 7.1% increase in ADR and a 0.2% decrease in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the twelve hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND
On December 10, 2018, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.16 per diluted share for the Company's common stock for the fourth quarter ending December 31, 2018. The dividend, which equates to an annual rate of $0.64 per share, was paid on January 15, 2019, to shareholders of record as of December 31, 2018.

BHR Reports Fourth Quarter Results

February 27, 2019

The Board also approved the Company's dividend policy for 2019. The Company expects to pay a quarterly cash dividend of $0.16 per share for 2019, or $0.64 per share on an annualized basis. The Board will continue to review its dividend policy on a quarter-to-quarter basis. The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.

“We continue to diligently execute on our strategic objectives focusing on the luxury hotel segment,” said Richard J. Stockton, Braemar’s President and Chief Executive Officer. “We have consistently made progress throughout 2018 on the portfolio repositioning, capital investment and asset management front and remain on track with our Autograph Collection conversions at both the Courtyard Philadelphia Downtown and Courtyard San Francisco Downtown. Additionally, our recent purchase of the Ritz-Carlton Lake Tahoe is particularly attractive, and we believe the returns for our shareholders should be significantly improved via the Enhanced Return Funding Program with Ashford Inc. Looking ahead, we believe we are well-positioned to have a strong 2019.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Wednesday, February 27, 2019, at 3:00 p.m. ET. The number to call for this interactive teleconference is (323) 794-2093.  A replay of the conference call will be available through Wednesday, March 6, 2019, by dialing (719) 457-0820 and entering the confirmation number, 4317765.

The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2018 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company's web site, www.bhrreit.com on Wednesday, February 27, 2019, beginning at 3:00 p.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. The non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closing GAAP measures are provided below and provide further details of our results for the period being reported.

* * * * *

Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements in this press release may include, among others, statements about the implied share price for the Company's common stock. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

BHR Reports Fourth Quarter Results

February 27, 2019

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general conditions of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)
(unaudited)

	December 31, 2018	December 31, 2017
ASSETS
Investments in hotel properties, gross	$1,562,806	$1,403,110
Accumulated depreciation	(262,905)	(257,268)
Investments in hotel properties, net	1,299,901	1,145,842
Cash and cash equivalents	182,578	137,522
Restricted cash	75,910	47,820
Accounts receivable, net of allowance of $101 and $94, respectively	12,739	14,334
Insurance receivable	—	8,825
Inventories	1,862	1,425
Note receivable	—	8,098
Prepaid expenses	4,409	3,670
Investment in Ashford Inc., at fair value	10,114	18,124
Investment in OpenKey	1,766	—
Derivative assets	772	594
Other assets	13,831	10,082
Intangible assets, net	27,678	22,545
Due from related party, net	—	349
Due from third-party hotel managers	4,927	4,589
Total assets	$1,636,487	$1,423,819

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$985,873	$820,959
Accounts payable and accrued expenses	64,116	56,803
Dividends and distributions payable	8,514	8,146
Due to Ashford Inc., net	4,001	1,703
Due to related party, net	224	—
Due to third-party hotel managers	1,633	1,709
Intangible liability, net	—	3,569
Other liabilities	29,033	1,628
Total liabilities	1,093,394	894,517

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 4,965,850 shares issued and outstanding at December 31, 2018 and 2017	106,123	106,123
Redeemable noncontrolling interests in operating partnership	44,885	46,627
Equity:
Preferred stock, $0.01 value, 50,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 and 0 shares issued and outstanding as of December 31, 2018 and 2017, respectively	16	—
Common stock, $0.01 par value, 200,000,000 shares authorized, 32,511,660 and 32,120,210 shares issued and outstanding at December 31, 2018 and 2017, respectively	325	321
Additional paid-in capital	512,545	469,791
Accumulated deficit	(115,410)	(88,807)
Total stockholders' equity of the Company	397,476	381,305
Noncontrolling interest in consolidated entities	(5,391)	(4,753)
Total equity	392,085	376,552
Total liabilities and equity	$1,636,487	$1,423,819

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
REVENUE
Rooms	$64,471	$61,803	$282,775	$286,006
Food and beverage	24,607	20,815	94,671	96,415
Other	9,867	9,896	53,952	31,484
Total hotel revenue	98,945	92,514	431,398	413,905
Other	—	42	—	158
Total revenue	98,945	92,556	431,398	414,063
EXPENSES
Hotel operating expenses:
Rooms	14,304	14,623	62,498	65,731
Food and beverage	17,308	14,579	66,386	68,469
Other expenses	32,610	27,388	128,100	122,322
Management fees	3,567	3,431	15,648	15,074
Total hotel operating expenses	67,789	60,021	272,632	271,596
Property taxes, insurance and other	7,511	5,696	26,027	21,337
Depreciation and amortization	15,092	12,689	57,383	52,262
Impairment charges	—	60	71	1,068
Advisory services fee:
Base advisory fee	2,496	2,221	9,424	8,800
Reimbursable expenses	624	476	2,072	2,017
Incentive fee	(206)	—	2,035	—
Non-cash stock/unit-based compensation	1,241	615	6,481	(1,683)
Contract modification cost	—	—	—	5,000
Transaction costs	—	40	949	6,678
Corporate, general and administrative:
Non-cash stock/unit-based compensation	—	20	304	265
Other general and administrative	1,238	1,119	3,933	7,881
Total operating expenses	95,785	82,957	381,311	375,221
Gain (loss) on sale of hotel property	27	23,797	15,738	23,797
OPERATING INCOME (LOSS)	3,187	33,396	65,825	62,639
Equity in earnings (loss) of unconsolidated entity	(88)	—	(234)	—
Interest income	632	215	1,602	690
Other income (expense)	(63)	(85)	(253)	(377)
Interest expense	(12,609)	(9,045)	(45,393)	(34,034)
Amortization of loan costs	(1,103)	(1,149)	(4,260)	(4,903)
Write-off of loan costs and exit fees	—	(1,531)	(4,178)	(3,874)
Unrealized gain (loss) on investments	(4,672)	6,314	(8,010)	9,717
Unrealized gain (loss) on derivatives	721	(527)	(82)	(2,056)
INCOME (LOSS) BEFORE INCOME TAXES	(13,995)	27,588	5,017	27,802
Income tax (expense) benefit	82	856	(2,432)	522
NET INCOME (LOSS)	(13,913)	28,444	2,585	28,324
(Income) loss from consolidated entities attributable to noncontrolling interest	(274)	(528)	(2,016)	(3,264)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,826	(2,996)	751	(2,038)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(12,361)	24,920	1,320	23,022
Preferred dividends	(2,083)	(1,708)	(7,205)	(6,795)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(14,444)	$23,212	$(5,885)	$16,227

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.44)	$0.73	$(0.19)	$0.52
Weighted average common shares outstanding – basic	32,058	31,610	31,944	30,473
Diluted:
Net income (loss) attributable to common stockholders	$(0.44)	$0.65	$(0.19)	$0.51
Weighted average common shares outstanding – diluted	32,058	38,178	31,944	34,706
Dividends declared per common share:	$0.16	$0.16	$0.64	$0.64

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
Net income (loss)	$(13,913)	$28,444	$2,585	$28,324
Interest expense and amortization of loan costs	13,712	10,194	49,653	38,937
Depreciation and amortization	15,092	12,689	57,383	52,262
Income tax expense (benefit)	(82)	(856)	2,432	(522)
Equity in (earnings) loss of unconsolidated entity	88	—	234	—
Company's portion of EBITDA of OpenKey	(77)	—	(220)	—
EBITDA	14,820	50,471	112,067	119,001
Impairment charges on real estate	—	60	71	1,068
(Gain) loss on sale of hotel property	(27)	(23,797)	(15,738)	(23,797)
EBITDAre	14,793	26,734	96,400	96,272
Amortization of favorable (unfavorable) contract assets (liabilities)	52	44	195	180
Transaction and management conversion costs	2,000	74	2,965	6,774
Other (income) expense	63	85	253	377
Write-off of loan costs and exit fees	—	1,531	4,178	3,874
Unrealized (gain) loss on investments	4,672	(6,314)	8,010	(9,717)
Unrealized (gain) loss on derivatives	(721)	527	82	2,056
Non-cash stock/unit-based compensation	1,295	665	7,004	(1,327)
Legal, advisory and settlement costs	426	203	(241)	3,711
Advisory services incentive fee	(2,241)	—	—	—
Contract modification cost	—	—	—	5,000
Software implementation costs	—	—	—	79
Uninsured hurricane and wildfire related costs	—	248	412	3,821
Company's portion of adjustments to EBITDAre of OpenKey	8	—	7	—
Adjusted EBITDAre	$20,347	$23,797	$119,265	$111,100
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
Net income (loss)	$(13,913)	$28,444	$2,585	$28,324
(Income) loss from consolidated entities attributable to noncontrolling interest	(274)	(528)	(2,016)	(3,264)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,826	(2,996)	751	(2,038)
Preferred dividends	(2,083)	(1,708)	(7,205)	(6,795)
Net income (loss) attributable to common stockholders	(14,444)	23,212	(5,885)	16,227
Depreciation and amortization on real estate	14,320	11,952	54,350	49,361
Impairment charges on real estate	—	60	71	1,068
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(1,826)	2,996	(751)	2,038
Equity in (earnings) loss of unconsolidated entity	88	—	234	—
(Gain) loss on sale of hotel property	(27)	(23,797)	(15,738)	(23,797)
Company's portion of FFO of OpenKey	(78)	—	(224)	—
FFO available to common stockholders and OP unitholders	(1,967)	14,423	32,057	44,897
Series B Cumulative Convertible Preferred Stock dividends	1,707	1,708	6,829	6,795
Transaction and management conversion costs	2,000	74	2,965	6,774
Other (income) expense	63	85	253	377
Interest expense accretion on refundable membership club deposits	300	—	676	—
Write-off of loan costs and exit fees	—	1,531	4,178	3,874
Amortization of loan costs	1,080	1,125	4,164	4,804
Unrealized (gain) loss on investments	4,672	(6,314)	8,010	(9,717)
Unrealized (gain) loss on derivatives	(721)	524	82	2,053
Non-cash stock/unit-based compensation	1,295	665	7,004	(1,327)
Legal, advisory and settlement costs	426	203	(241)	3,711
Advisory services incentive fee	(2,241)	—	—	—
Contract modification cost	—	—	—	5,000
Software implementation costs	—	—	—	79
Uninsured hurricane and wildfire related costs	—	248	412	3,821
Tax reform	—	(161)	—	(161)
Company's portion of adjustments to FFO of OpenKey	8	—	7	—
Adjusted FFO available to common stockholders and OP unitholders	$6,622	$14,111	$66,396	$70,980
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.15	$0.33	$1.55	$1.73
Weighted average diluted shares	43,026	42,406	42,787	40,957

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
DECEMBER 31, 2018
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA (8)	Comparable TTM EBITDA Debt Yield
Credit Agricole Pier House	March 2019	LIBOR + 2.25%	$—	$70,000	(1)	$70,000	$10,907	15.6%
JPMorgan Park Hyatt Beaver Creek	April 2019	LIBOR + 2.75%	—	67,500	(2)	67,500	9,238	13.7%
Aareal Capital Hilton and Hilton Torrey Pines	November 2019	LIBOR + 2.65%	—	187,086	(3)	187,086	29,216	15.6%
Secured revolving credit facility - various	November 2019	Base Rate(6) + 1.25% to 2.50% or LIBOR + 2.25% to 3.50%	—	—	(4)	—	N/A	N/A
Apollo Ritz-Carlton St. Thomas	December 2019	LIBOR + 4.95%	—	42,000	(5)	42,000	10,291	24.5%
BAML Pool - various	June 2020	LIBOR + 2.16%	—	435,000	(7)	435,000	51,420	11.8%
BAML Hotel Yountville	May 2022	LIBOR + 2.55%	—	51,000		51,000	6,418	12.6%
BAML Bardessono	August 2022	LIBOR + 2.55%	—	40,000		40,000	6,464	16.2%
BAML Ritz-Carlton Sarasota	April 2023	LIBOR + 2.65%	—	100,000		100,000	12,709	12.7%
Total			$—	$992,586		$992,586	$136,663	13.8%
Percentage			—%	100.0%		100.0%
Weighted average interest rate			—%	5.01%		5.01%
All indebtedness is non-recourse with the exception of the secured revolving credit facility.
(1)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in March 2018.
(2)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions.
(3)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions.
(4)    This credit facility has two one-year extension options subject to advance notice, certain conditions and a 0.25% extension fee beginning November 2019.
(5)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in December 2018.
(6)    Base Rate, as defined in the secured revolving credit facility agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.

(7)
This mortgage loan has five one-year extension options subject to satisfaction of certain conditions. This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, Philadelphia Courtyard Downtown, San Francisco Courtyard Downtown and Seattle Marriott Waterfront.

(8)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
DECEMBER 31, 2018
(dollars in thousands)
(unaudited)

	2019	2020	2021	2022	2023	Thereafter	Total
Secured revolving credit facility - various	$—	$—	$—	$—	$—	$—	$—
Credit Agricole Pier House	—	70,000	—	—	—	—	70,000
Apollo Ritz-Carlton St. Thomas	—	42,000	—	—	—	—	42,000
Aareal Capital Hilton and Hilton Torrey Pines	—	—	177,486	—	—	—	177,486
JPMorgan Park Hyatt Beaver Creek	—	—	—	67,500	—	—	67,500
BAML Hotel Yountville	—	—	—	51,000	—	—	51,000
BAML Bardessono	—	—	—	40,000	—	—	40,000
BAML Ritz-Carlton Sarasota	—	—	—	—	98,000	—	98,000
BAML Pool - various (1)	—	—	—	—	—	435,000	435,000
Principal due in future periods	$—	$112,000	$177,486	$158,500	$98,000	$435,000	$980,986
Scheduled amortization payments remaining	3,372	3,312	3,416	1,000	500	—	11,600
Total indebtedness	$3,372	$115,312	$180,902	$159,500	$98,500	$435,000	$992,586
(1)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, Philadelphia Courtyard Downtown, San Francisco Courtyard Downtown and Seattle Marriott Waterfront.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$64,471	$—	$64,471	$61,803	$543	$62,346	4.32%	3.41%
RevPAR	$203.51	$—	$203.51	$186.65	$(36.18)	$197.23	9.03%	3.18%
Occupancy	75.58%	—%	75.58%	77.19%	(75.38)%	77.27%	(2.09)%	(2.19)%
ADR	$269.24	$—	$269.24	$241.81	$(48.00)	$255.23	11.34%	5.49%

ALL HOTELS:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$282,775	$1,280	$284,055	$286,006	$7,494	$293,500	(1.13)%	(3.22)%
RevPAR	$221.17	$(65.57)	$225.61	$206.42	$(71.26)	$229.23	7.15%	(1.58)%
Occupancy	81.31%	(94.12)%	81.11%	80.97%	(75.11)%	81.46%	0.42%	(0.43)%
ADR	$272.02	$(69.67)	$278.16	$254.92	$(94.86)	$281.42	6.71%	(1.16)%
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$39,390	$—	$39,390	$36,281	$543	$36,824	8.57%	6.97%
RevPAR	$224.16	$—	$224.16	$190.22	$(36.18)	$209.56	17.85%	6.97%
Occupancy	74.73%	—%	74.73%	74.88%	(75.38)%	74.84%	(0.21)%	(0.16)%
ADR	$299.98	$—	$299.98	$254.02	$(48.00)	$280.00	18.10%	7.13%

ALL HOTELS NOT UNDER RENOVATION:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$171,841	$1,280	$173,121	$162,064	$7,494	$169,558	6.03%	2.10%
RevPAR	$239.78	$(65.57)	$248.33	$202.15	$(71.26)	$243.43	18.62%	2.01%
Occupancy	79.24%	(94.12)%	78.83%	79.12%	(75.11)%	79.73%	0.15%	(1.13)%
ADR	$302.59	$(69.67)	$315.03	$255.49	$(94.86)	$305.33	18.44%	3.18%
NOTES:

(1)
The above comparable information assumes the eight hotel properties owned and included in the Company's operations at December 31, 2018, and not under renovation during the three months ended December 31, 2018, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., Philadelphia Courtyard Downtown, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Year Ended
	December 31,			December 31,
	2018	2017	% Variance	2018	2017	% Variance
Total hotel revenue	$98,945	$92,514	6.95%	$431,398	$413,905	4.23%
Non-comparable adjustments	(74)	7,240		5,462	34,034
Comparable total hotel revenue	$98,871	$99,754	(0.89)%	$436,860	$447,939	(2.47)%

Hotel EBITDA	$26,950	$28,168	(4.32)%	$137,621	$128,300	7.27%
Non-comparable adjustments	(27)	753		(958)	4,291
Comparable hotel EBITDA	$26,923	$28,921	(6.91)%	$136,663	$132,591	3.07%
Hotel EBITDA margin	27.24%	30.45%	(3.21)%	31.90%	31.00%	0.90%
Comparable hotel EBITDA margin	27.23%	28.99%	(1.76)%	31.28%	29.60%	1.68%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,519	$1,620	(6.23)%	$7,304	$8,103	(9.86)%
Hotel EBITDA attributable to the Company and OP unitholders	$25,431	$26,548	(4.21)%	$130,317	$120,197	8.42%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$25,404	$27,301	(6.95)%	$129,359	$124,488	3.91%
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Year Ended
	December 31,			December 31,
	2018	2017	% Variance	2018	2017	% Variance
Total hotel revenue	$66,475	$56,602	17.44%	$277,767	$241,841	14.86%
Non-comparable adjustments	(74)	7,240		5,462	34,034
Comparable total hotel revenue	$66,401	$63,842	4.01%	$283,229	$275,875	2.67%

Hotel EBITDA	$19,110	$16,082	18.83%	$85,710	$75,075	14.17%
Non-comparable adjustments	(27)	753		(958)	4,291
Comparable hotel EBITDA	$19,083	$16,835	13.35%	$84,752	$79,366	6.79%
Hotel EBITDA margin	28.75%	28.41%	0.34%	30.86%	31.04%	(0.18)%
Comparable hotel EBITDA margin	28.74%	26.37%	2.37%	29.92%	28.77%	1.15%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$859	$675	27.26%	$3,867	$3,685	4.94%
Hotel EBITDA attributable to the Company and OP unitholders	$18,251	$15,407	18.46%	$81,843	$71,390	14.64%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$18,224	$16,160	12.77%	$80,885	$75,681	6.88%
NOTES:

(1)
The above comparable information assumes the eight hotel properties owned and included in the Company's operations at December 31, 2018, and not under renovation during the three months ended December 31, 2018, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(4)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., Philadelphia Courtyard Downtown, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$8,801	$—	$8,801	$9,417	$—	$9,417	(6.54)%	(6.54)%
Total hotel revenue	$12,842	$—	$12,842	$13,535	$—	$13,535	(5.12)%	(5.12)%
Hotel EBITDA	$2,642	$—	$2,642	$3,780	$—	$3,780	(30.11)%	(30.11)%
Hotel EBITDA margin	20.57%		20.57%	27.93%		27.93%	(7.36)%	(7.36)%
Selected Operating Information:
RevPAR	$173.93	$—	$173.93	$186.11	$—	$186.11	(6.54)%	(6.54)%
Occupancy	77.49%	—%	77.49%	82.00%	—%	82.00%	(5.50)%	(5.50)%
ADR	$224.45	$—	$224.45	$226.96	$—	$226.96	(1.11)%	(1.11)%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$5,801	$—	$5,801	$5,155	$—	$5,155	12.53%	12.53%
Total hotel revenue	$10,871	$—	$10,871	$9,500	$—	$9,500	14.43%	14.43%
Hotel EBITDA	$3,435	$—	$3,435	$2,700	$—	$2,700	27.22%	27.22%
Hotel EBITDA margin	31.60%		31.60%	28.42%		28.42%	3.18%	3.18%
Selected Operating Information:
RevPAR	$160.03	$—	$160.03	$142.22	$—	$142.22	12.52%	12.52%
Occupancy	79.79%	—%	79.79%	79.05%	—%	79.05%	0.94%	0.94%
ADR	$200.57	$—	$200.57	$179.91	$—	$179.91	11.48%	11.48%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$6,550	$—	$6,550	$6,400	$—	$6,400	2.34%	2.34%
Total hotel revenue	$9,031	$—	$9,031	$8,751	$—	$8,751	3.20%	3.20%
Hotel EBITDA	$2,579	$—	$2,579	$1,575	$—	$1,575	63.75%	63.75%
Hotel EBITDA margin	28.56%		28.56%	18.00%		18.00%	10.56%	10.56%
Selected Operating Information:
RevPAR	$171.54	$—	$171.54	$167.65	$—	$167.65	2.32%	2.32%
Occupancy	76.74%	—%	76.74%	80.23%	—%	80.23%	(4.35)%	(4.35)%
ADR	$223.54	$—	$223.54	$208.96	$—	$208.96	6.98%	6.98%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$3,461	$—	$3,461	$2,557	$—	$2,557	35.35%	35.35%
Total hotel revenue	$4,731	$—	$4,731	$3,442	$—	$3,442	37.45%	37.45%
Hotel EBITDA	$1,545	$—	$1,545	$494	$—	$494	212.75%	212.75%
Hotel EBITDA margin	32.66%		32.66%	14.35%		14.35%	18.31%	18.31%
Selected Operating Information:
RevPAR	$606.76	$—	$606.76	$448.27	$—	$448.27	35.36%	35.36%
Occupancy	76.42%	—%	76.42%	62.83%	—%	62.83%	21.63%	21.63%
ADR	$793.98	$—	$793.98	$713.43	$—	$713.43	11.29%	11.29%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$4,589	$—	$4,589	$3,949	$—	$3,949	16.21%	16.21%
Total hotel revenue	$5,961	$—	$5,961	$6,365	$—	$6,365	(6.35)%	(6.35)%
Hotel EBITDA	$2,685	$—	$2,685	$3,457	$(50)	$3,407	(22.33)%	(21.19)%
Hotel EBITDA margin	45.04%		45.04%	54.31%		53.53%	(9.27)%	(8.49)%
Selected Operating Information:
RevPAR	$351.27	$—	$351.27	$302.25	$—	$302.25	16.22%	16.22%
Occupancy	78.41%	—%	78.41%	70.06%	—%	70.06%	11.92%	11.92%
ADR	$447.97	$—	$447.97	$431.44	$—	$431.44	3.83%	3.83%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$2,943	$—	$2,943	$2,085	$—	$2,085	41.15%	41.15%
Total hotel revenue	$3,633	$—	$3,633	$2,546	$—	$2,546	42.69%	42.69%
Hotel EBITDA	$1,372	$—	$1,372	$491	$—	$491	179.43%	179.43%
Hotel EBITDA margin	37.76%		37.76%	19.29%		19.29%	18.47%	18.47%
Selected Operating Information:
RevPAR	$399.86	$—	$399.86	$283.36	$—	$283.36	41.11%	41.11%
Occupancy	71.33%	—%	71.33%	56.47%	—%	56.47%	26.31%	26.31%
ADR	$560.57	$—	$560.57	$501.82	$—	$501.82	11.71%	11.71%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$3,613	$—	$3,613	$3,833	$—	$3,833	(5.74)%	(5.74)%
Total hotel revenue	$8,168	$—	$8,168	$8,309	$—	$8,309	(1.70)%	(1.70)%
Hotel EBITDA	$1,015	$—	$1,015	$1,181	$—	$1,181	(14.06)%	(14.06)%
Hotel EBITDA margin	12.43%		12.43%	14.21%		14.21%	(1.78)%	(1.78)%
Selected Operating Information:
RevPAR	$206.71	$—	$206.71	$219.25	$—	$219.25	(5.72)%	(5.72)%
Occupancy	51.51%	—%	51.51%	46.70%	—%	46.70%	10.30%	10.30%
ADR	$401.30	$—	$401.30	$469.50	$—	$469.50	(14.53)%	(14.53)%

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$6,466	$—	$6,466	$7,255	$—	$7,255	(10.88)%	(10.88)%
Total hotel revenue	$8,161	$—	$8,161	$8,720	$—	$8,720	(6.41)%	(6.41)%
Hotel EBITDA	$3,218	$—	$3,218	$3,518	$—	$3,518	(8.53)%	(8.53)%
Hotel EBITDA margin	39.43%		39.43%	40.34%		40.34%	(0.91)%	(0.91)%
Selected Operating Information:
RevPAR	$140.84	$—	$140.84	$158.04	$—	$158.04	(10.88)%	(10.88)%
Occupancy	71.84%	—%	71.84%	81.69%	—%	81.69%	(12.06)%	(12.06)%
ADR	$196.04	$—	$196.04	$193.47	$—	$193.47	1.33%	1.33%

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms revenue	$—	$—	$—	$1,858	$(1,858)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$2,942	$(2,942)	$—	(100.00)%	—%
Hotel EBITDA	$—	$—	$—	$1,076	$(1,076)	$—	(100.00)%	—%
Hotel EBITDA margin	—%		—%	36.57%		—%	(36.57)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$148.30	$(148.30)	$—	(100.00)%	—%
Occupancy	—%	—%	—%	77.32%	(77.32)%	—%	(100.00)%	—%
ADR	$—	$—	$—	$191.81	$(191.81)	$—	(100.00)%	—%

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$8,149	$—	$8,149	$7,392	$—	$7,392	10.24%	10.24%
Total hotel revenue	$9,004	$—	$9,004	$8,529	$—	$8,529	5.57%	5.57%
Hotel EBITDA	$2,487	$—	$2,487	$2,436	$—	$2,436	2.09%	2.09%
Hotel EBITDA margin	27.62%		27.62%	28.56%		28.56%	(0.94)%	(0.94)%
Selected Operating Information:
RevPAR	$216.04	$—	$216.04	$196.93	$—	$196.93	9.70%	9.70%
Occupancy	80.29%	—%	80.29%	77.26%	—%	77.26%	3.92%	3.92%
ADR	$269.08	$—	$269.08	$254.89	$—	$254.89	5.57%	5.57%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$6,332	$—	$6,332	$—	$6,460	$6,460	—%	(1.98)%
Total hotel revenue	$15,872	$—	$15,872	$—	$16,264	$16,264	—%	(2.41)%
Hotel EBITDA	$3,637	$—	$3,637	$—	$3,657	$3,657	—%	(0.55)%
Hotel EBITDA margin	22.91%		22.91%	—%		22.49%	22.91%	0.42%
Selected Operating Information:
RevPAR	$258.77	$—	$258.77	$—	$263.99	$263.99	—%	(1.98)%
Occupancy	73.98%	—%	73.98%	—%	80.14%	80.14%	—%	(7.69)%
ADR	$349.79	$—	$349.79	$—	$329.41	$329.41	—%	6.19%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$6,101	$—	$6,101	$6,385	$—	$6,385	(4.45)%	(4.45)%
Total hotel revenue	$8,134	$—	$8,134	$8,665	$—	$8,665	(6.13)%	(6.13)%
Hotel EBITDA	$2,815	$—	$2,815	$3,330	$—	$3,330	(15.47)%	(15.47)%
Hotel EBITDA margin	34.61%		34.61%	38.43%		38.43%	(3.82)%	(3.82)%
Selected Operating Information:
RevPAR	$183.70	$—	$183.70	$192.21	$—	$192.21	(4.43)%	(4.43)%
Occupancy	78.67%	—%	78.67%	82.98%	—%	82.98%	(5.19)%	(5.19)%
ADR	$233.52	$—	$233.52	$231.63	$—	$231.63	0.82%	0.82%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$1,665	$—	$1,665	$1,458	$—	$1,458	14.20%	14.20%
Total hotel revenue	$2,463	$—	$2,463	$5,128	$—	$5,128	(51.97)%	(51.97)%
Hotel EBITDA	$(507)	$—	$(507)	$2,352	$—	$2,352	(121.56)%	(121.56)%
Hotel EBITDA margin	(20.58)%		(20.58)%	45.87%		45.87%	(66.45)%	(66.45)%
Selected Operating Information:
RevPAR	$242.95	$—	$242.95	$229.69	$—	$229.69	5.77%	5.77%
Occupancy	82.74%	—%	82.74%	75.06%	—%	75.06%	10.23%	10.23%
ADR	$293.63	$—	$293.63	$306.00	$—	$306.00	(4.04)%	(4.04)%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$—	$—	$—	$4,059	$(4,059)	$—	(100.00)%	—%
Total hotel revenue	$74	$(74)	$—	$6,082	$(6,082)	$—	(98.78)%	—%
Hotel EBITDA	$27	$(27)	$—	$1,778	$(1,778)	$—	(98.48)%	—%
Hotel EBITDA margin	—%		—%	29.23%		—%	(29.23)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$150.59	$(150.59)	$—	(100.00)%	—%
Occupancy	—%	—%	—%	78.80%	(78.80)%	—%	(100.00)%	—%
ADR	$—	$—	$—	$191.10	$(191.10)	$—	(100.00)%	—%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$64,471	$—	$64,471	$61,803	$543	$62,346	4.32%	3.41%
Total hotel revenue	$98,945	$(74)	$98,871	$92,514	$7,240	$99,754	6.95%	(0.89)%
Hotel EBITDA	$26,950	$(27)	$26,923	$28,168	$753	$28,921	(4.32)%	(6.91)%
Hotel EBITDA margin	27.24%		27.23%	30.45%		28.99%	(3.21)%	(1.76)%
Selected Operating Information:
RevPAR	$203.51	$—	$203.51	$186.65	$(36.18)	$197.23	9.03%	3.18%
Occupancy	75.58%	—%	75.58%	77.19%	(75.38)%	77.27%	(2.09)%	(2.19)%
ADR	$269.24	$—	$269.24	$241.81	$(48.00)	$255.23	11.34%	5.49%
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$39,191	$—	$39,191	$42,325	$—	$42,325	(7.40)%	(7.40)%
Total hotel revenue	$55,081	$—	$55,081	$59,316	$—	$59,316	(7.14)%	(7.14)%
Hotel EBITDA	$13,748	$—	$13,748	$17,672	$—	$17,672	(22.20)%	(22.20)%
Hotel EBITDA margin	24.96%		24.96%	29.79%		29.79%	(4.83)%	(4.83)%
Selected Operating Information:
RevPAR	$195.22	$—	$195.22	$210.83	$—	$210.83	(7.40)%	(7.40)%
Occupancy	83.53%	—%	83.53%	88.63%	—%	88.63%	(5.75)%	(5.75)%
ADR	$233.73	$—	$233.73	$237.87	$—	$237.87	(1.74)%	(1.74)%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$26,304	$—	$26,304	$24,683	$—	$24,683	6.57%	6.57%
Total hotel revenue	$46,471	$—	$46,471	$43,949	$—	$43,949	5.74%	5.74%
Hotel EBITDA	$15,468	$—	$15,468	$14,740	$—	$14,740	4.94%	4.94%
Hotel EBITDA margin	33.29%		33.29%	33.54%		33.54%	(0.25)%	(0.25)%
Selected Operating Information:
RevPAR	$182.91	$—	$182.91	$171.64	$—	$171.64	6.57%	6.57%
Occupancy	85.33%	—%	85.33%	83.65%	—%	83.65%	2.01%	2.01%
ADR	$214.34	$—	$214.34	$205.19	$—	$205.19	4.46%	4.46%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$25,909	$—	$25,909	$24,841	$—	$24,841	4.30%	4.30%
Total hotel revenue	$35,398	$—	$35,398	$33,302	$—	$33,302	6.29%	6.29%
Hotel EBITDA	$7,663	$—	$7,663	$5,778	$—	$5,778	32.62%	32.62%
Hotel EBITDA margin	21.65%		21.65%	17.35%		17.35%	4.30%	4.30%
Selected Operating Information:
RevPAR	$171.04	$—	$171.04	$164.00	$—	$164.00	4.29%	4.29%
Occupancy	79.15%	—%	79.15%	80.92%	—%	80.92%	(2.19)%	(2.19)%
ADR	$216.11	$—	$216.11	$202.66	$—	$202.66	6.64%	6.64%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$13,846	$—	$13,846	$13,414	$—	$13,414	3.22%	3.22%
Total hotel revenue	$19,693	$—	$19,693	$17,701	$—	$17,701	11.25%	11.25%
Hotel EBITDA	$6,464	$—	$6,464	$4,441	$—	$4,441	45.55%	45.55%
Hotel EBITDA margin	32.82%		32.82%	25.09%		25.09%	7.73%	7.73%
Selected Operating Information:
RevPAR	$611.84	$—	$611.84	$592.77	$—	$592.77	3.22%	3.22%
Occupancy	76.77%	—%	76.77%	76.96%	—%	76.96%	(0.25)%	(0.25)%
ADR	$796.93	$—	$796.93	$770.19	$—	$770.19	3.47%	3.47%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$18,122	$—	$18,122	$17,202	$—	$17,202	5.35%	5.35%
Total hotel revenue	$23,609	$—	$23,609	$23,232	$—	$23,232	1.62%	1.62%
Hotel EBITDA	$10,907	$—	$10,907	$10,982	$—	$10,982	(0.68)%	(0.68)%
Hotel EBITDA margin	46.20%		46.20%	47.27%		47.27%	(1.07)%	(1.07)%
Selected Operating Information:
RevPAR	$349.64	$—	$349.64	$331.87	$—	$331.87	5.35%	5.35%
Occupancy	81.00%	—%	81.00%	77.07%	—%	77.07%	5.10%	5.10%
ADR	$431.67	$—	$431.67	$430.59	$—	$430.59	0.25%	0.25%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$12,179	$—	$12,179	$8,140	$3,473	$11,613	49.62%	4.87%
Total hotel revenue	$15,570	$—	$15,570	$9,599	$4,276	$13,875	62.20%	12.22%
Hotel EBITDA	$6,418	$—	$6,418	$3,924	$1,233	$5,157	63.56%	24.45%
Hotel EBITDA margin	41.22%		41.22%	40.88%		37.17%	0.34%	4.05%
Selected Operating Information:
RevPAR	$417.08	$—	$417.08	$433.00	$333.88	$397.69	(3.68)%	4.88%
Occupancy	74.70%	—%	74.70%	71.78%	75.52%	73.11%	4.07%	2.17%
ADR	$558.38	$—	$558.38	$603.21	$442.11	$543.95	(7.43)%	2.65%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$18,349	$—	$18,349	$8,753	$10,034	$18,787	109.63%	(2.33)%
Total hotel revenue	$40,292	$—	$40,292	$21,969	$18,810	$40,779	83.40%	(1.19)%
Hotel EBITDA	$9,238	$—	$9,238	$2,419	$6,968	$9,387	281.89%	(1.59)%
Hotel EBITDA margin	22.93%		22.93%	11.01%		23.02%	11.92%	(0.09)%
Selected Operating Information:
RevPAR	$264.59	$—	$264.59	$167.51	$586.82	$270.90	57.95%	(2.33)%
Occupancy	61.73%	—%	61.73%	53.94%	83.74%	61.29%	14.44%	0.72%
ADR	$428.59	$—	$428.59	$310.52	$700.74	$441.98	38.02%	(3.03)%

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$28,107	$—	$28,107	$26,337	$—	$26,337	6.72%	6.72%
Total hotel revenue	$34,983	$—	$34,983	$31,862	$—	$31,862	9.80%	9.80%
Hotel EBITDA	$14,038	$—	$14,038	$12,221	$—	$12,221	14.87%	14.87%
Hotel EBITDA margin	40.13%		40.13%	38.36%		38.36%	1.77%	1.77%
Selected Operating Information:
RevPAR	$154.32	$—	$154.32	$144.60	$—	$144.60	6.72%	6.72%
Occupancy	82.92%	—%	82.92%	81.83%	—%	81.83%	1.33%	1.33%
ADR	$186.10	$—	$186.10	$176.71	$—	$176.71	5.31%	5.31%

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms revenue	$—	$—	$—	$16,763	$(16,763)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$27,250	$(27,250)	$—	(100.00)%	—%
Hotel EBITDA	$—	$—	$—	$9,570	$(9,570)	$—	(100.00)%	—%
Hotel EBITDA margin	—%		—%	35.12%		—%	(35.12)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$136.49	$(136.49)	$—	(100.00)%	—%
Occupancy	—%	—%	—%	72.76%	(72.76)%	—%	(100.00)%	—%
ADR	$—	$—	$—	$187.59	$(187.59)	$—	(100.00)%	—%

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$37,032	$—	$37,032	$32,109	$—	$32,109	15.33%	15.33%
Total hotel revenue	$41,933	$—	$41,933	$36,929	$—	$36,929	13.55%	13.55%
Hotel EBITDA	$13,834	$—	$13,834	$12,737	$—	$12,737	8.61%	8.61%
Hotel EBITDA margin	32.99%		32.99%	34.49%		34.49%	(1.50)%	(1.50)%
Selected Operating Information:
RevPAR	$247.58	$—	$247.58	$216.12	$—	$216.12	14.56%	14.56%
Occupancy	86.66%	—%	86.66%	79.93%	—%	79.93%	8.42%	8.42%
ADR	$285.70	$—	$285.70	$270.38	$—	$270.38	5.67%	5.67%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$17,273	$9,451	$26,724	$—	$27,609	$27,609	—%	(3.21)%
Total hotel revenue	$42,232	$20,073	$62,305	$—	$62,323	$62,323	—%	(0.03)%
Hotel EBITDA	$7,142	$5,567	$12,709	$—	$12,672	$12,672	—%	0.29%
Hotel EBITDA margin	16.91%		20.40%	—%		20.33%	16.91%	0.07%
Selected Operating Information:
RevPAR	$238.74	$382.06	$275.25	$—	$284.38	$284.38	—%	(3.21)%
Occupancy	71.47%	78.86%	73.36%	—%	78.12%	78.12%	—%	(6.09)%
ADR	$334.02	$484.46	$375.23	$—	$364.04	$364.04	—%	3.07%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$31,688	$—	$31,688	$31,409	$—	$31,409	0.89%	0.89%
Total hotel revenue	$39,891	$—	$39,891	$40,714	$—	$40,714	(2.02)%	(2.02)%
Hotel EBITDA	$15,885	$—	$15,885	$16,209	$—	$16,209	(2.00)%	(2.00)%
Hotel EBITDA margin	39.82%		39.82%	39.81%		39.81%	0.01%	0.01%
Selected Operating Information:
RevPAR	$240.49	$—	$240.49	$239.50	$—	$239.50	0.41%	0.41%
Occupancy	84.80%	—%	84.80%	87.99%	—%	87.99%	(3.63)%	(3.63)%
ADR	$283.59	$—	$283.59	$272.19	$—	$272.19	4.19%	4.19%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$6,604	$—	$6,604	$23,171	$—	$23,171	(71.50)%	(71.50)%
Total hotel revenue	$21,634	$—	$21,634	$43,957	$—	$43,957	(50.78)%	(50.78)%
Hotel EBITDA	$10,291	$—	$10,291	$10,595	$—	$10,595	(2.87)%	(2.87)%
Hotel EBITDA margin	47.57%		47.57%	24.10%		24.10%	23.47%	23.47%
Selected Operating Information:
RevPAR	$224.31	$—	$224.31	$442.26	$—	$442.26	(49.28)%	(49.28)%
Occupancy	79.20%	—%	79.20%	79.94%	—%	79.94%	(0.93)%	(0.93)%
ADR	$283.22	$—	$283.22	$553.27	$—	$553.27	(48.81)%	(48.81)%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$8,171	$(8,171)	$—	$16,859	$(16,859)	$—	(51.53)%	—%
Total hotel revenue	$14,611	$(14,611)	$—	$24,125	$(24,125)	$—	(39.44)%	—%
Hotel EBITDA	$6,525	$(6,525)	$—	$7,002	$(7,002)	$—	(6.81)%	—%
Hotel EBITDA margin	44.66%		—%	29.02%		—%	15.64%	—%
Selected Operating Information:
RevPAR	$184.70	$(184.70)	$—	$157.65	$(157.65)	$—	17.16%	—%
Occupancy	85.59%	(85.59)%	—%	81.96%	(81.96)%	—%	4.43%	—%
ADR	$215.80	$(215.80)	$—	$192.34	$(192.34)	$—	12.20%	—%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$282,775	$1,280	$284,055	$286,006	$7,494	$293,500	(1.13)%	(3.22)%
Total hotel revenue	$431,398	$5,462	$436,860	$413,905	$34,034	$447,939	4.23%	(2.47)%
Hotel EBITDA	$137,621	$(958)	$136,663	$128,300	$4,291	$132,591	7.27%	3.07%
Hotel EBITDA margin	31.90%		31.28%	31.00%		29.60%	0.90%	1.68%
Selected Operating Information:
RevPAR	$221.17	$(65.57)	$225.61	$206.42	$(71.26)	$229.23	7.14%	(1.58)%
Occupancy	81.31%	(94.12)%	81.11%	80.97%	(75.11)%	81.46%	0.41%	(0.43)%
ADR	$272.02	$(69.67)	$278.16	$254.92	$(94.86)	$281.42	6.71%	(1.16)%
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018	2018	2018	2018	2018	2018	2018	2018	2018	2018
	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter
Total Hotel Revenue	$98,945	$(74)	$98,871	$108,846	$(380)	$108,466	$121,118	$(6,172)	$114,946	$102,489	$12,088	$114,577
Hotel EBITDA	$26,950	$(27)	$26,923	$33,345	$(135)	$33,210	$43,721	$(4,127)	$39,594	$33,605	$3,331	$36,936
Hotel EBITDA Margin	27.24%		27.23%	30.64%		30.62%	36.10%		34.45%	32.79%		32.24%

EBITDA % of Total TTM	19.6%		19.7%	24.2%		24.3%	31.8%		29.0%	24.4%		27.0%

JV Interests in EBITDA	$1,519	$—	$1,519	$1,429	$—	$1,429	$2,366	$—	$2,366	$1,990	$—	$1,990

	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018
	TTM	TTM	TTM
Total Hotel Revenue	$431,398	$5,462	$436,860
Hotel EBITDA	$137,621	$(958)	$136,663
Hotel EBITDA Margin	31.90%		31.28%

EBITDA % of Total TTM	100.0%		100.0%

JV Interests in EBITDA	$7,304	$—	$7,304
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
DECEMBER 31, 2018
(in thousands, except share price)
(unaudited)

December 31, 2018
Common stock shares outstanding	32,512
Partnership units outstanding (common stock equivalents)	4,832
Combined common stock shares and partnership units outstanding	37,344
Common stock price	$8.93
Market capitalization	$333,482
5.50% Series B cumulative convertible preferred stock	$124,146
Series D cumulative preferred stock	$40,000
Indebtedness	$992,586
Joint venture partner's share of consolidated indebtedness	$(46,772)
Net working capital (see below)	$(187,577)
Total enterprise value (TEV)	$1,255,865

Ashford Inc. Investment:
Common stock owned	195
Common stock price	$51.90
Market value of Ashford Inc. investment	$10,114

Cash and cash equivalents	$175,573
Restricted cash	$74,166
Accounts receivable, net	$12,112
Prepaid expenses	$4,230
Due from third-party hotel managers, net	$3,437
Market value of Ashford Inc. investment	$10,114
Total current assets	$279,632

Accounts payable, net & accrued expenses	$79,350
Dividends and distributions payable	$8,514
Due to affiliates, net	$4,191
Total current liabilities	$92,055

Net working capital*	$187,577
* Includes the Company's pro rata share of net working capital in joint ventures.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2018				2019
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated
Capital Hilton Washington D.C.	550	x		x	x
Chicago Sofitel Magnificent Mile	415	x	x
Park Hyatt Beaver Creek	190						x	x
Philadelphia Courtyard Downtown	499				x	x	x
San Francisco Courtyard Downtown	410	x		x	x	x	x	x	x
St. Thomas Ritz-Carlton	180	x	x	x	x	x	x	x	x
Total		4	2	3	4	3	4	3	2

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2018 or 2019 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2018	2018	2018	2018	December 31, 2018
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM
Net income (loss)	$6,525	$14,567	$38,623	$16,761	$76,476
Non-property adjustments	(26)	—	(15,423)	12	(15,437)
Interest income	(61)	(57)	(39)	(18)	(175)
Interest expense	4,342	4,100	4,335	3,123	15,900
Amortization of loan costs	284	279	277	199	1,039
Depreciation and amortization	15,092	14,474	14,811	13,006	57,383
Income tax expense (benefit)	(353)	(44)	382	154	139
Non-hotel EBITDA ownership expense	1,147	26	755	368	2,296
Hotel EBITDA including amounts attributable to noncontrolling interest	26,950	33,345	43,721	33,605	137,621
Non-comparable adjustments	(27)	(135)	(4,127)	3,331	(958)
Comparable hotel EBITDA	$26,923	$33,210	$39,594	$36,936	$136,663

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$712	$2,419	$827	$45	$2,493	$5	$(943)	$1,821	$9	$(200)	$(394)	$1,807	$(2,120)	$44	$6,525	$(20,438)	$(13,913)
Non-property adjustments	—	—	—	—	—	—	—	—	(9)	—	—	—	—	(17)	(26)	26	—
Interest income	(10)	(16)	—	—	—	—	—	(5)	—	(4)	(15)	(11)	—	—	(61)	61	—
Interest expense	—	—	—	496	—	632	871	—	—	—	1,565	—	778	—	4,342	8,267	12,609
Amortization of loan cost	—	—	—	34	—	36	137	—	—	—	77	—	—	—	284	819	1,103
Depreciation and amortization	1,883	1,423	1,724	751	536	686	933	1,505	—	2,238	2,253	1,024	136	—	15,092	—	15,092
Income tax expense (benefit)	—	(382)	—	—	—	—	—	84	—	—	—	—	(55)	—	(353)	271	(82)
Non-hotel EBITDA ownership expense	57	(9)	28	219	(344)	13	17	(187)	—	453	151	(5)	754	—	1,147	(1,147)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,642	3,435	2,579	1,545	2,685	1,372	1,015	3,218	—	2,487	3,637	2,815	(507)	27	26,950	(12,141)	14,809
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(660)	(859)	—	—	—	—	—	—	—	—	—	—	—	—	(1,519)	1,519	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	88	88
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(77)	(77)
Hotel EBITDA attributable to the Company and OP unitholders	$1,982	$2,576	$2,579	$1,545	$2,685	$1,372	$1,015	$3,218	$—	$2,487	$3,637	$2,815	$(507)	$27	$25,431	$(10,611)	$14,820
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	(27)	(27)
Comparable hotel EBITDA	$2,642	$3,435	$2,579	$1,545	$2,685	$1,372	$1,015	$3,218	$—	$2,487	$3,637	$2,815	$(507)	$—	$26,923
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,435	$2,579	$1,545	$2,685	$1,372	$1,015	$—	$—	$—	$3,637	$2,815	$—	$27	$19,110
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	(27)	(27)
Comparable hotel EBITDA	$—	$3,435	$2,579	$1,545	$2,685	$1,372	$1,015	$—	$—	$—	$3,637	$2,815	$—	$—	$19,083

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

Credit Agricole Pier House	$—	$—	$—	$—	$2,685	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,685
BAML Bardessono	—	—	—	1,545	—	—	—	—	—	—	—	—	—	—	1,545
BAML Hotel Yountville	—	—	—	—	—	1,372	—	—	—	—	—	—	—	—	1,372
Apollo Ritz-Carlton St. Thomas	—	—	—	—	—	—	—	—	—	—	—	—	(507)	—	(507)
Aareal Capital Hilton and Hilton Torrey Pines	2,642	3,435	—	—	—	—	—	—	—	—	—	—	—	—	6,077
BAML Pool - various (4)	—	—	2,579	—	—	—	—	3,218	—	2,487	—	2,815	—	—	11,099
JP Morgan Park Hyatt Beaver Creek	—	—	—	—	—	—	1,015	—	—	—	—	—	—	—	1,015
BAML Ritz-Carton Sarasota	—	—	—	—	—	—	—	—	—	—	3,637	—	—	—	3,637
Total	$2,642	$3,435	$2,579	$1,545	$2,685	$1,372	$1,015	$3,218	$—	$2,487	$3,637	$2,815	$(507)	$—	$26,923
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., Philadelphia Courtyard Downtown, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

(4)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, Philadelphia Courtyard Downtown, San Francisco Courtyard Downtown and Seattle Marriott Waterfront.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$245	$2,351	$1,021	$1,078	$1,217	$924	$(28)	$2,186	$—	$2,463	$(3,506)	$4,721	$1,896	$(1)	$14,567	$(15,193)	$(626)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(8)	(15)	—	—	—	—	—	(5)	—	(2)	(16)	(11)	—	—	(57)	57	—
Interest expense	—	—	—	468	—	605	834	—	—	—	1,437	—	756	—	4,100	7,890	11,990
Amortization of loan cost	—	—	—	33	—	35	135	—	—	—	76	—	—	—	279	815	1,094
Depreciation and amortization	1,828	1,401	1,625	691	485	671	916	1,429	—	1,917	2,344	1,031	136	—	14,474	—	14,474
Income tax expense (benefit)	(200)	108	—	—	—	—	—	6	—	—	—	—	42	—	(44)	784	740
Non-hotel EBITDA ownership expense	1	6	5	(131)	10	(210)	(12)	9	—	4	147	16	179	2	26	(26)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	1,866	3,851	2,651	2,139	1,712	2,025	1,845	3,625	—	4,382	482	5,757	3,009	1	33,345	(5,673)	27,672
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(467)	(962)	—	—	—	—	—	—	—	—	—	—	—	—	(1,429)	1,429	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	81	81
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(79)	(79)
Hotel EBITDA attributable to the Company and OP unitholders	$1,399	$2,889	$2,651	$2,139	$1,712	$2,025	$1,845	$3,625	$—	$4,382	$482	$5,757	$3,009	$1	$31,916	$(4,242)	$27,674
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	(134)	—	—	(1)	(135)
Comparable hotel EBITDA	$1,866	$3,851	$2,651	$2,139	$1,712	$2,025	$1,845	$3,625	$—	$4,382	$348	$5,757	$3,009	$—	$33,210

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

Credit Agricole Pier House	$—	$—	$—	$—	$1,712	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,712
BAML Bardessono	—	—	—	2,139	—	—	—	—	—	—	—	—	—	—	2,139
BAML Hotel Yountville	—	—	—	—	—	2,025	—	—	—	—	—	—	—	—	2,025
Apollo Ritz-Carlton St. Thomas	—	—	—	—	—	—	—	—	—	—	—	—	3,009	—	3,009
Aareal Capital Hilton and Hilton Torrey Pines	1,866	3,851	—	—	—	—	—	—	—	—	—	—	—	—	5,717
BAML Pool - various (3)	—	—	2,651	—	—	—	—	3,625	—	4,382	—	5,757	—	—	16,415
JP Morgan Park Hyatt Beaver Creek	—	—	—	—	—	—	1,845	—	—	—	—	—	—	—	1,845
BAML Ritz-Carton Sarasota	—	—	—	—	—	—	—	—	—	—	348	—	—	—	348
Total	$1,866	$3,851	$2,651	$2,139	$1,712	$2,025	$1,845	$3,625	$—	$4,382	$348	$5,757	$3,009	$—	$33,210
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, Philadelphia Courtyard Downtown, San Francisco Courtyard Downtown and Seattle Marriott Waterfront.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$4,054	$1,843	$1,180	$146	$2,186	$245	$(2,507)	$3,176	$—	$1,906	$(719)	$3,777	$3,523	$19,813	$38,623	$(25,769)	$12,854
Non-property adjustments	—	—	229	—	60	—	—	—	—	—	—	—	—	(15,712)	(15,423)	15,423	—
Interest income	(7)	(10)	—	—	—	—	—	(3)	—	(1)	(11)	(7)	—	—	(39)	39	—
Interest expense	—	—	520	443	—	576	796	—	—	—	1,270	—	730	—	4,335	7,268	11,603
Amortization of loan cost	—	—	—	33	—	35	134	—	—	—	75	—	—	—	277	798	1,075
Depreciation and amortization	1,832	1,421	1,593	665	458	667	852	1,474	—	1,974	2,294	1,046	177	358	14,811	—	14,811
Income tax expense (benefit)	299	69	—	—	—	—	—	4	—	—	—	—	10	—	382	820	1,202
Non-hotel EBITDA ownership expense	(40)	—	54	445	(45)	257	55	(54)	—	11	114	5	(39)	(8)	755	(755)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,138	3,323	3,576	1,732	2,659	1,780	(670)	4,597	—	3,890	3,023	4,821	4,401	4,451	43,721	(2,176)	41,545
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,535)	(831)	—	—	—	—	—	—	—	—	—	—	—	—	(2,366)	2,366	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	62	62
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(62)	(62)
Hotel EBITDA attributable to the Company and OP unitholders	$4,603	$2,492	$3,576	$1,732	$2,659	$1,780	$(670)	$4,597	$—	$3,890	$3,023	$4,821	$4,401	$4,451	$41,355	$190	$41,545
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	324	—	—	(4,451)	(4,127)
Comparable hotel EBITDA	$6,138	$3,323	$3,576	$1,732	$2,659	$1,780	$(670)	$4,597	$—	$3,890	$3,347	$4,821	$4,401	$—	$39,594

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

Credit Agricole Pier House	$—	$—	$—	$—	$2,659	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,659
BAML Bardessono	—	—	—	1,732	—	—	—	—	—	—	—	—	—	—	1,732
BAML Hotel Yountville	—	—	—	—	—	1,780	—	—	—	—	—	—	—	—	1,780
Apollo Ritz-Carlton St. Thomas	—	—	—	—	—	—	—	—	—	—	—	—	4,401	—	4,401
Aareal Capital Hilton and Hilton Torrey Pines	6,138	3,323	—	—	—	—	—	—	—	—	—	—	—	—	9,461
BAML Pool - various (3)	—	—	3,576	—	—	—	—	4,597	—	3,890	—	4,821	—	—	16,884
JP Morgan Park Hyatt Beaver Creek	—	—	—	—	—	—	(670)	—	—	—	—	—	—	—	(670)
BAML Ritz-Carton Sarasota	—	—	—	—	—	—	—	—	—	—	3,347	—	—	—	3,347
Total	$6,138	$3,323	$3,576	$1,732	$2,659	$1,780	$(670)	$4,597	$—	$3,890	$3,347	$4,821	$4,401	$—	$39,594
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, Philadelphia Courtyard Downtown, San Francisco Courtyard Downtown and Seattle Marriott Waterfront.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$1,334	$3,273	$(3,350)	$(210)	$3,076	$(37)	$5,330	$991	$74	$1,354	$—	$1,457	$2,324	$1,145	$16,761	$(12,491)	$4,270
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	12	12	(12)	—
Interest income	(5)	(7)	—	—	—	—	—	(1)	—	—	—	(3)	(1)	(1)	(18)	18	—
Interest expense	—	—	779	415	—	507	734	—	—	—	—	—	688	—	3,123	6,068	9,191
Amortization of loan cost	—	—	—	32	—	35	132	—	—	—	—	—	—	—	199	789	988
Depreciation and amortization	1,769	1,438	1,426	647	765	664	836	1,543	—	1,674	—	1,049	259	936	13,006	—	13,006
Income tax expense (benefit)	—	124	—	—	—	—	—	2	—	—	—	—	28	—	154	418	572
Non-hotel EBITDA ownership expense	4	31	2	164	10	72	16	63	(74)	47	—	(11)	90	(46)	368	(368)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,102	4,859	(1,143)	1,048	3,851	1,241	7,048	2,598	—	3,075	—	2,492	3,388	2,046	33,605	(5,578)	28,027
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(775)	(1,215)	—	—	—	—	—	—	—	—	—	—	—	—	(1,990)	1,990	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3	3
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2)	(2)
Hotel EBITDA attributable to the Company and OP unitholders	$2,327	$3,644	$(1,143)	$1,048	$3,851	$1,241	$7,048	$2,598	$—	$3,075	$—	$2,492	$3,388	$2,046	$31,615	$(3,587)	$28,028
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	5,377	—	—	(2,046)	3,331
Comparable hotel EBITDA	$3,102	$4,859	$(1,143)	$1,048	$3,851	$1,241	$7,048	$2,598	$—	$3,075	$5,377	$2,492	$3,388	$—	$36,936
HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

Credit Agricole Pier House	$—	$—	$—	$—	$3,851	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,851
BAML Bardessono	—	—	—	1,048	—	—	—	—	—	—	—	—	—	—	1,048
BAML Hotel Yountville	—	—	—	—	—	1,241	—	—	—	—	—	—	—	—	1,241
Apollo Ritz-Carlton St. Thomas	—	—	—	—	—	—	—	—	—	—	—	—	3,388	—	3,388
Aareal Capital Hilton and Hilton Torrey Pines	3,102	4,859	—	—	—	—	—	—	—	—	—	—	—	—	7,961
BAML Pool - various (3)	—	—	(1,143)	—	—	—	—	2,598	—	3,075	—	2,492	—	—	7,022
JP Morgan Park Hyatt Beaver Creek	—	—	—	—	—	—	7,048	—	—	—	—	—	—	—	7,048
BAML Ritz-Carton Sarasota	—	—	—	—	—	—	—	—	—	—	5,377	—	—	—	5,377
Total	$3,102	$4,859	$(1,143)	$1,048	$3,851	$1,241	$7,048	$2,598	$—	$3,075	$5,377	$2,492	$3,388	$—	$36,936
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, Philadelphia Courtyard Downtown, San Francisco Courtyard Downtown and Seattle Marriott Waterfront.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$2,003	$1,921	$(502)	$(745)	$2,416	$(744)	$(484)	$1,927	$24,587	$512	$—	$2,240	$1,226	$849	$35,206	$(6,762)	$28,444
Non-property adjustments	—	—	—	—	505	—	—	—	(23,797)	—	—	—	(428)	—	(23,720)	23,720	—
Interest income	(2)	(6)	—	—	—	—	—	—	—	—	—	(3)	(1)	(1)	(13)	13	—
Interest expense	—	—	733	388	—	499	697	—	—	—	—	—	669	—	2,986	6,059	9,045
Amortization of loan cost	—	—	—	35	—	34	131	—	—	—	—	—	110	—	310	839	1,149
Depreciation and amortization	1,696	1,468	1,290	647	712	655	824	1,540	135	1,486	—	1,047	265	940	12,705	(16)	12,689
Income tax expense (benefit)	—	(593)	—	—	—	—	—	11	—	—	—	—	(25)	—	(607)	(249)	(856)
Non-hotel EBITDA ownership expense	83	(90)	54	169	(176)	47	13	40	151	438	—	46	536	(10)	1,301	(1,301)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,780	2,700	1,575	494	3,457	491	1,181	3,518	1,076	2,436	—	3,330	2,352	1,778	28,168	22,303	50,471
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(945)	(675)	—	—	—	—	—	—	—	—	—	—	—	—	(1,620)	1,620	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$2,835	$2,025	$1,575	$494	$3,457	$491	$1,181	$3,518	$1,076	$2,436	$—	$3,330	$2,352	$1,778	$26,548	$23,923	$50,471
Non-comparable adjustments	—	—	—	—	(50)	—	—	—	(1,076)	—	3,657	—	—	(1,778)	753
Comparable hotel EBITDA	$3,780	$2,700	$1,575	$494	$3,407	$491	$1,181	$3,518	$—	$2,436	$3,657	$3,330	$2,352	$—	$28,921
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$2,700	$1,575	$494	$3,457	$491	$1,181	$—	$1,076	$—	$—	$3,330	$—	$1,778	$16,082
Non-comparable adjustments	—	—	—	—	(50)	—	—	—	(1,076)	—	3,657	—	—	(1,778)	753
Comparable hotel EBITDA	$—	$2,700	$1,575	$494	$3,407	$491	$1,181	$—	$—	$—	$3,657	$3,330	$—	$—	$16,835
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., Philadelphia Courtyard Downtown, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$6,345	$9,886	$(322)	$1,059	$8,972	$1,137	$1,852	$8,174	$83	$5,523	$(4,619)	$11,762	$5,623	$21,001	$76,476	$(73,891)	$2,585
Non-property adjustments	—	—	229	—	60	—	—	—	(9)	—	—	—	—	(15,717)	(15,437)	15,437	—
Interest income	(30)	(48)	—	—	—	—	—	(14)	—	(7)	(42)	(32)	(1)	(1)	(175)	175	—
Interest expense	—	—	1,299	1,822	—	2,320	3,235	—	—	—	4,272	—	2,952	—	15,900	29,493	45,393
Amortization of loan cost	—	—	—	132	—	141	538	—	—	—	228	—	—	—	1,039	3,221	4,260
Depreciation and amortization	7,312	5,683	6,368	2,754	2,244	2,688	3,537	5,951	—	7,803	6,891	4,150	708	1,294	57,383	—	57,383
Income tax expense (benefit)	99	(81)	—	—	—	—	—	96	—	—	—	—	25	—	139	2,293	2,432
Non-hotel EBITDA ownership expense	22	28	89	697	(369)	132	76	(169)	(74)	515	412	5	984	(52)	2,296	(2,296)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	13,748	15,468	7,663	6,464	10,907	6,418	9,238	14,038	—	13,834	7,142	15,885	10,291	6,525	137,621	(25,568)	112,053
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(3,437)	(3,867)	—	—	—	—	—	—	—	—	—	—	—	—	(7,304)	7,304	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	234	234
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(220)	(220)
Hotel EBITDA attributable to the Company and OP unitholders	$10,311	$11,601	$7,663	$6,464	$10,907	$6,418	$9,238	$14,038	$—	$13,834	$7,142	$15,885	$10,291	$6,525	$130,317	$(18,250)	$112,067
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	5,567	—	—	(6,525)	(958)
Comparable hotel EBITDA	$13,748	$15,468	$7,663	$6,464	$10,907	$6,418	$9,238	$14,038	$—	$13,834	$12,709	$15,885	$10,291	$—	$136,663
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$15,468	$7,663	$6,464	$10,907	$6,418	$9,238	$—	$—	$—	$7,142	$15,885	$—	$6,525	$85,710
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	5,567	—	—	(6,525)	(958)
Comparable hotel EBITDA	$—	$15,468	$7,663	$6,464	$10,907	$6,418	$9,238	$—	$—	$—	$12,709	$15,885	$—	$—	$84,752
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., Philadelphia Courtyard Downtown, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$10,489	$9,333	$(1,613)	$640	$6,235	$803	$(2,546)	$5,884	$29,398	$7,275	$—	$10	$11,999	$1,329	$3,233	$82,469	$(54,145)	$28,324
Non-property adjustments	—	—	—	—	823	—	—	—	(23,797)	—	—	—	—	252	10	(22,712)	22,712	—
Interest income	(17)	(12)	—	—	—	—	—	(1)	—	(4)	—	—	(12)	(4)	(1)	(51)	51	—
Interest expense	—	—	2,738	573	—	1,249	2,032	54	—	—	—	—	—	2,568	—	9,214	24,820	34,034
Amortization of loan cost	—	—	—	46	—	78	388	—	—	—	—	—	—	506	—	1,018	3,885	4,903
Depreciation and amortization	6,510	5,976	4,578	2,533	2,850	1,674	2,456	6,082	3,796	4,918	—	—	4,081	2,949	3,755	52,158	104	52,262
Income tax expense (benefit)	—	(532)	(1)	—	—	—	—	22	(1)	—	—	—	—	—	—	(512)	(10)	(522)
Non-hotel EBITDA ownership expense	690	(25)	76	649	1,074	120	89	180	174	548	—	—	141	2,995	5	6,716	(6,716)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	17,672	14,740	5,778	4,441	10,982	3,924	2,419	12,221	9,570	12,737	—	10	16,209	10,595	7,002	128,300	(9,299)	119,001
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(4,418)	(3,685)	—	—	—	—	—	—	—	—	—	—	—	—	—	(8,103)	8,103	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$13,254	$11,055	$5,778	$4,441	$10,982	$3,924	$2,419	$12,221	$9,570	$12,737	$—	$10	$16,209	$10,595	$7,002	$120,197	$(1,196)	$119,001
Non-comparable adjustments	—	—	—	—	—	1,233	6,968	—	(9,570)	—	12,672	(10)	—	—	(7,002)	4,291
Comparable hotel EBITDA	$17,672	$14,740	$5,778	$4,441	$10,982	$5,157	$9,387	$12,221	$—	$12,737	$12,672	$—	$16,209	$10,595	$—	$132,591
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$14,740	$5,778	$4,441	$10,982	$3,924	$2,419	$—	$9,570	$—	$—	$10	$16,209	$—	$7,002	$75,075
Non-comparable adjustments	—	—	—	—	—	1,233	6,968	—	(9,570)	—	12,672	(10)	—	—	(7,002)	4,291
Comparable hotel EBITDA	$—	$14,740	$5,778	$4,441	$10,982	$5,157	$9,387	$—	$—	$—	$12,672	$—	$16,209	$—	$—	$79,366
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., Philadelphia Courtyard Downtown, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton